Business Combination (Details) - Schedule of the amounts of revenue and net loss of LGC included in the Company's consolidated statement of operations and the Company's unaudited pro forma results - LGC
12 Months Ended
Jul. 31, 2020 USD ($)
Business Combination (Details) - Schedule of the amounts of revenue and net loss of LGC included in the Company's consolidated statement of operations and the Company's unaudited pro forma results [Line Items]
Net Revenue	$ 40,872
Net loss	$ (4,933,748)